Exhibit 10.1

Execution Version

AMENDMENT NO. 7
This AMENDMENT NO. 7, dated as of April 18, 2017 (together with all exhibits and schedules hereto, this “Amendment No. 7”), is entered into by MacDermid, Incorporated, a Connecticut corporation (“MacDermid”), Platform Specialty Products Corporation, a Delaware corporation (“PSP” and, together with MacDermid, the “US Borrowers”), MacDermid Agricultural Solutions Holdings B.V., a company organized under the laws of the Netherlands having its official seat in Amsterdam and registered with the Dutch trade register under number 61196029 (“BV Borrower”), Netherlands Agricultural Investment Partners LLC, a Delaware limited liability company (“NAIP” and, together with BV Borrower, the “Euro Tranche C-5 Borrowers”), MacDermid European Holdings B.V., a company organized under the laws of the Netherlands having its official seat in Etten-Leur and registered with the Dutch trade register under number 20086929 (“MEH BV”), MacDermid Funding LLC, a Delaware limited liability company (“MacDermid Funding” and, together with MEH BV, the “Euro Tranche C-4 Borrowers”; the Euro Tranche C-4 Borrowers, together with the Euro Tranche C-5 Borrowers and the US Borrowers, the “Borrowers”), certain subsidiaries of PSP party hereto, Barclays Bank PLC, as collateral agent and administrative agent (in such respective capacities, the “Collateral Agent” and the “Administrative Agent”; collectively, the “Agent”) and the Lenders party hereto. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement (as defined below).
RECITALS
A.Pursuant to that certain Second Amended and Restated Credit Agreement, dated as of August 6, 2014, by and among the US Borrowers, the Agent, the lending institutions parties thereto and the other agents and entities party thereto (as amended by (i) Amendment No. 2, dated as of August 6, 2014, by and among the US Borrowers, the Agent, the lending institutions parties thereto and the other agents and entities party thereto, (ii) Incremental Amendment No. 1, dated as of October 1, 2014, by and among the US Borrowers, the Agent, the lending institutions party thereto and the other agents and entities party thereto, (iii) Amendment No. 3, dated as of February 13, 2015, by and among the US Borrowers, the Euro Tranche C-5 Borrowers, the Agent, the lending institutions party thereto and the other agents and entities party thereto, (iv) Amendment No. 4, dated as of December 3, 2015, by and among the Borrowers, the Agent, the lending institutions party thereto and the other agents and entities party thereto, (v) Amendment No. 5, dated as of October 14, 2016, by and among the Borrowers, the Agent, the lending institutions party thereto and the other agents and entities party thereto and (vi) Amendment No. 6, dated as of December 6, 2016, by and among the Borrowers, the Agent, the lending institutions party thereto and the other agents and entities party thereto, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), the Lenders have extended, and have agreed to extend, credit to the Borrowers, including the Term Loans, the Revolving Credit Loans and Revolving Credit Commitments.
B.Pursuant to the Credit Agreement, the Borrowers may obtain Incremental Term Loans by, among other things, entering into an Incremental Amendment in accordance with the terms and conditions of the Credit Agreement.
C.On the Amendment No. 7 Funding Date (as defined below), (A) the US Borrowers shall borrow, on a joint and several basis, new term loans denominated in Dollars in an aggregate principal amount of $1,231,000,000 from the parties to this Amendment No. 7 designated as a “Tranche B-6 Term Loan Lender” on such party’s signature page hereto (each, a “Tranche B-6 Term Loan Lender” and collectively, the “Tranche B-6 Term Loan Lenders”) incurred as a new tranche of term loans (the “Tranche B-6 Term Loans”) under and in accordance with Section 2.14 of the Credit Agreement, and each Tranche B-6 Term Loan Lender severally agrees to fund an amount equal to its “Tranche B-6 Term Loan Commitment” set forth on its signature page hereto, and (B) the Euro Tranche C-5 Borrowers shall borrow, on a joint and several basis, new term loans denominated in Euros in an aggregate principal amount of €650,000,000 from the parties to this Amendment No. 7 designated as a “Euro Tranche C-5 Term Loan Lender” on such party’s signature page hereto (each, a “Euro Tranche C-5 Term Loan Lender” and collectively, the “Euro Tranche C-5 Term Loan Lenders”, and together with the Tranche B-6 Term Loan Lenders, the “New Term Loan Lenders”) incurred as a new tranche of term loans (the “Euro Tranche C-5 Term Loans” and, together with the Tranche B-6 Term Loans, the “New Loans”) under and in accordance with Section 2.14 of the Credit Agreement, and each Euro Tranche C-5 Term Loan Lender severally agrees to fund an amount equal to its “Euro Tranche C-5 Term Loan Commitment” set forth on its signature page hereto.
D.The Borrowers, the other Loan Parties party hereto, the Agent and the New Term Loan Lenders have agreed to amend the Credit Agreement as provided in Section 2 hereof on the Amendment No. 7 Funding Date.
E.Each of the Borrowers and the Loan Parties party hereto (each, a “Reaffirming Party” and, collectively, the “Reaffirming Parties”) expects to realize substantial direct and indirect benefits as a result of this Amendment No. 7 (including the agreements set forth in Section 2 hereof becoming effective and the consummation of the transactions contemplated thereby) and desires to reaffirm its obligations pursuant to the Collateral Documents to which it is a party.
NOW THEREFORE, in consideration of the promises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
SECTION 1.Funding. Pursuant to and in accordance with Section 2.14 of the Credit Agreement and subject to the satisfaction (or waiver by the Administrative Agent in its sole discretion) of the conditions set forth in Section 4 hereof, on the Amendment No. 7 Funding Date, (i) each Tranche B-6 Term Loan Lender severally agrees to make Tranche B-6 Term Loans to the US Borrowers in Dollars in an amount equal to its “Tranche B-6 Term Loan Commitment” set forth on its signature page hereto and (ii) each Euro Tranche C-5 Term Loan Lender severally agrees to make Euro Tranche C-5 Term Loans to the Euro Tranche C-5 Borrowers in Euros in an amount equal to its “Euro Tranche C-5 Term Loan Commitment” set forth on its signature page hereto. Except as set forth in this Amendment No. 7, (i) the Tranche B-6 Term Loans shall have identical terms as the Tranche B-4 Term Loans and Tranche B-5 Term Loans and shall otherwise be subject to the provisions of the Credit Agreement, and (ii) the Euro Tranche C-5 Term Loans shall have identical terms as the Euro Tranche C-3 Term Loans and Euro Tranche C-4 Term Loans and shall otherwise be subject to the provisions of the Credit Agreement.
SECTION 2.Amendments to Credit Agreement as of the Amendment No. 7 Funding Date. The Borrowers, the other Loan Parties, the New Term Loan Lenders and the Administrative Agent hereby agree that effective as of the Amendment No. 7 Funding Date, the Credit Agreement shall be amended, in accordance with the provisions of Section 2.14 and Section 11.01 of the Credit Agreement, as follows:
(a)The definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Applicable Rate” means (a) with respect to any Tranche B-5 Term Loan that is (i) a Eurocurrency Rate Loan, 3.50% per annum and (ii) a Base Rate Loan, 2.50% per annum, (b) with respect to any Tranche B-6 Term Loan that is (i) a Eurocurrency Rate Loan, 3.00% per annum and (ii) a Base Rate Loan, 2.00% per annum, (c) with respect to any Euro Tranche C-4 Term Loan, 3.25% per annum, (d) with respect to any Euro Tranche C-5 Term Loan, 2.75% per annum, (e) with respect to any Revolving Loan that is (i) a Eurocurrency Rate Loan, 3.00% per annum and (ii) a Base Rate Loan, 2.00% per annum, (f) with respect to the Letter of Credit Fees, 3.00% per annum and (g) with respect to the Commitment Fee, 0.50% per annum. Notwithstanding the foregoing, it is understood and agreed that for all periods prior to the Amendment No. 7 Funding Date, the “Applicable Rate” for all purposes was as set forth in the Credit Agreement as in effect immediately prior to the Amendment No. 7 Funding Date.
(b)The definition of “Euro Tranche Term Loan Borrowers” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Euro Tranche Term Loan Borrowers” means the Euro Tranche C-4 Term Loan Borrowers and the Euro Tranche C-5 Term Loan Borrowers.
(c)The definition of “Euro Tranche Term Loan Commitment” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Euro Tranche Term Loan Commitment” means the Euro Tranche C-4 Term Loan Commitment and the Euro Tranche C-5 Term Loan Commitment.
(d)The definition of “Euro Tranche Term Loan Facility” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Euro Tranche Term Loan Facility” means the Euro Tranche C-4 Term Loan Facility and the Euro Tranche C-5 Term Loan Facility.
(e)The definition of “Euro Tranche Term Loan Lender” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Euro Tranche Term Loan Lender” means any Euro Tranche C-4 Term Loan Lender and any Euro Tranche C-5 Term Loan Lender.
(f)The definition of “Euro Tranche Term Loans” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Euro Tranche Term Loans” means the Euro Tranche C-4 Term Loans and the Euro Tranche C-5 Term Loans.
(g)The definition of “Eurocurrency Rate” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Eurocurrency Rate” means, for any Interest Period with respect to any Eurocurrency Rate Loan (i) that is a Term Loan (other than a Euro Tranche C-5 Term Loan), an interest rate per annum equal to the greater of (a) 1.00% per annum and (b) the product of (A) the Eurodollar Rate in effect for such Interest Period and (B) Statutory Reserves, (ii) that is a Euro Tranche C-5 Term Loan, an interest rate per annum equal to the greater of (a) 0.75% per annum and (b) the product of (A) the Eurodollar Rate in effect for such Interest Period and (B) Statutory Reserves and (iii) that is a Revolving Credit Loan, an interest rate per annum equal to the product of (A) the Eurodollar Rate in effect for such Interest Period and (B) Statutory Reserves.
(h)The definition of “Facility” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Facility” means each of (a) the Tranche B-5 Term Loan Commitments and the Tranche B-5 Term Loans made thereunder (the “Tranche B-5 Term Loan Facility”), (b) the Tranche B-6 Term Loan Commitments and the Tranche B-6 Term Loans made thereunder (the “Tranche B-6 Term Loan Facility”), (c) the Euro Tranche C-4 Term Loan Commitments and the Euro Tranche C-4 Term Loans made thereunder (the “Euro Tranche C-4 Term Loan Facility”), (d) the Euro Tranche C-5 Term Loan Commitments and the Euro Tranche C-5 Term Loans made thereunder (the “Euro Tranche C-5 Term Loan Facility”), (e) any New Term Loan Facility, (f) the Initial Dollar Revolving Credit Commitments and the extensions of credit made thereunder (the “Initial Dollar Revolving Credit Facility”), (g) the Initial Multicurrency Revolving Credit Commitments and the extensions of credit made thereunder (the “Initial Multicurrency Revolving Credit Facility”), (h) the Amendment No. 4 Extended Dollar Revolving Credit Commitments and the extensions of credit made thereunder (the “Amendment No. 4 Extended Dollar Revolving Credit Facility”) and (i) the Amendment No. 4 Extended Multicurrency Revolving Credit Commitments and the extensions of credit made thereunder (the “Amendment No. 4 Extended Multicurrency Revolving Credit Facility”), as the context may require.

(i)The definition of “Loan Documents” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Loan Documents” means, collectively, this Agreement, each Note, each Issuer Document, Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5, Amendment No. 6, Amendment No. 7, each joinder agreement referred to in Section 2.14, each Subsidiary Joinder Agreement and the Collateral Documents.
(j)The definition of “New Term Loan Facility” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“New Term Loan Facility” has the meaning assigned to such term in Section 2.14(a) of this Agreement and shall include the Tranche B-5 Term Loan Facility, the Tranche B-6 Term Loan Facility, the Euro Tranche C-4 Term Loan Facility and the Euro Tranche C-5 Term Loan Facility, in each case, as increased from time to time (if applicable).
(k)The definition of “Pro Rata Euro Tranche C-3 Share” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety.
(l)The definition of “Pro Rata Share” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Pro Rata Share” means, with respect to each Lender at any time, its Pro Rata Dollar Share, Pro Rata Multicurrency Share, Pro Rata Tranche B-5 Share, Pro Rata Tranche B-6 Share, Pro Rata Euro Tranche C-4 Share and Pro Rata Euro Tranche C-5 Share, as the context may require.
(m)The definition of “Pro Rata Tranche B-4 Share” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety.
(n)The definition of “Repricing Transaction” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Repricing Transaction” means the prepayment, refinancing, substitution or replacement of all or a portion of the Tranche B-5 Term Loans, Tranche B-6 Term Loans, Euro Tranche C-4 Term Loans or Euro Tranche C-5 Term Loans with the incurrence by any Borrower or any Restricted Subsidiary of any new or replacement tranche of term loans bearing interest at an “effective” interest rate (with the comparative determinations to be made by the Administrative Agent consistent with generally accepted financial practices, after giving effect to, among other factors, margin, interest rate floors, upfront or similar fees or original issue discount shared with all providers of such financing, but excluding the effect of any arrangement, structuring, syndication or other fees payable in connection therewith that are not shared with all providers of such bank loans, and without taking into account any fluctuations in the Eurodollar Rate) that is less than the “effective” interest rate (as determined by the Administrative Agent on the same basis) of such Tranche B-5 Term Loans, Tranche B-6 Term Loans, Euro Tranche C-4 Term Loans or Euro Tranche C-5 Term Loans, including as may be effected through any amendment to this Agreement relating to the “effective” interest rate of such Tranche B-5 Term Loans, Tranche B-6 Term Loans, Euro Tranche C-4 Term Loans or Euro Tranche C-5 Term Loans.
(o)The definition of “Term Loan” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Term Loan” means the Tranche B-5 Term Loans, Tranche B-6 Term Loans, the Euro Tranche C-4 Term Loans, the Euro Tranche C-5 Term Loans, the New Term Loans and/or the Extended Term Loans, as the context may require.
(p)The definition of “Term Loan Borrowing” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Term Loan Borrowing” means a Borrowing comprised of Tranche B-5 Term Loans, Tranche B-6 Term Loans, Euro Tranche C-4 Term Loans, Euro Tranche C-5 Term Loans or New Term Loans, as the context may require.
(q)The definition of “Term Loan Commitment” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Term Loan Commitment” means a Tranche B-5 Term Loan Commitment, a Tranche B-6 Term Loan Commitment, a Euro Tranche C-4 Term Loan Commitment, a Euro Tranche C-5 Term Loan Commitment or a New Term Loan Commitment, as the context may require.
(r)The definition of “Term Loan Lender” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Term Loan Lender” means a Tranche B-5 Term Loan Lender, a Tranche B-6 Term Loan Lender, a Euro Tranche C-4 Term Loan Lender, a Euro Tranche C-5 Term Loan Lender or a Lender in respect of a New Term Loan Facility, as the context may require.
(s)The definition of “Term Loan Maturity Date” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Term Loan Maturity Date” means the Tranche B-5 Maturity Date, the Tranche B-6 Maturity Date, the Euro Tranche C-4 Maturity Date, the Euro Tranche C-5 Maturity Date, the New Term Loan Maturity Date or, with respect to any Extended Term Loan, the maturity date set forth in the applicable Extension Amendment, as the case may be.
(t)The definition of “Tranche” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Tranche” means (a) with respect to Term Loans or commitments, refers to whether such Term Loans or commitments are (1) Tranche B-5 Term Loans or Tranche B-5 Term Loan Commitments, (2) Tranche B-6 Term Loans or Tranche B-6 Term Loan Commitments, (3) Euro Tranche C-4 Term Loans or Euro Tranche C-4 Term Loan Commitments, (4) Euro Tranche C-5 Term Loans or Euro Tranche C-5 Term Loan Commitments, (5) New Term Loans with the same terms and conditions made on the same day and increased from time to time or (6) Extended Term Loans (of the same Extension Series) and (b) with respect to Revolving Credit Loans or commitments, refers to whether such Revolving Credit Loans or commitments are (1) Initial Dollar Revolving Credit Commitments or Initial Dollar Revolving Credit Loans, (2) Initial Multicurrency Revolving Credit Commitments or Initial Multicurrency Revolving Credit Loans, (3) Amendment No. 4 Extended Dollar Revolving Credit Commitments or Amendment No. 4 Extended Dollar Revolving Credit Loans, (4) Amendment No. 4 Extended Multicurrency Revolving Credit Commitments or Amendment No. 4 Extended Multicurrency Revolving Credit Loans or (5) Extended Revolving Loans or Extended Revolving Credit Commitments (of the same Extension Series).
(u)Each of the definitions of “Tranche B-4 Term Loan Facility”, “Tranche B-4 Maturity Date” and “Tranche B-4 Repayment Date” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety.
(v)Each of the definitions of “Euro Tranche C-3 Funding Borrower”, “Euro Tranche C-3 Maturity Date”, “Euro Tranche C-3 Obligation Aggregate Payments”, “Euro Tranche C-3 Obligation Fair Share”, “Euro Tranche Obligation C-3 Fair Share Contribution Amount”, Euro Tranche C-3 Obligation Fair Share Shortfall”, “Euro Tranche C-3 Repayment Date” and “Euro Tranche C-3 Term Loan Facility” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety.
(w)Section 1.01 of the Credit Agreement is hereby further amended by adding the following defined terms in alphabetical order:

“Amendment No. 7” means that certain Amendment No. 7, dated as of April 18, 2017, by and among the Borrowers, the other Loan Parties party thereto, the Administrative Agent, the Collateral Agent, the Lenders party thereto and the other parties thereto.
“Amendment No. 7 Funding Date” has the meaning specified in Section 4 of Amendment No. 7.
“Euro Tranche C-5 Funding Borrower” has the meaning set forth in Section 11.27(b).
“Euro Tranche C-5 Maturity Date” means June 7, 2023; provided, that if, on or prior to the Springing Maturity Date, the 2022 Senior Notes have not been prepaid, redeemed or otherwise retired in full and/or refinanced in full with the proceeds of any indebtedness permitted under the terms of this Agreement that constitutes Permitted Refinancing Indebtedness and that does not mature, and has no mandatory redemption or mandatory offers to purchase (other than customary offers to repurchase resulting from asset sales or a change in control or a fundamental change in the case of convertible indebtedness or purchases which may be made in equity), in each case, earlier than the date that is 91 days after June 7, 2023, then the “Euro Tranche C-5 Maturity Date” shall be the Springing Maturity Date.
“Euro Tranche C-5 Obligation Aggregate Payments” has the meaning set forth in Section 11.27(b).
“Euro Tranche C-5 Obligation Fair Share” has the meaning set forth in Section 11.27(b).
“Euro Tranche C-5 Obligation Fair Share Contribution Amount” has the meaning set forth in Section 11.27(b).
“Euro Tranche C-5 Obligation Fair Share Shortfall” has the meaning set forth in Section 11.27(b).
“Euro Tranche C-5 Repayment Date” has the meaning specified in Section 2.07.
“Euro Tranche C-5 Term Loan” has the meaning specified in Section 2.01.
“Euro Tranche C-5 Term Loan Borrowers” means BV Borrower and NAIP.
“Euro Tranche C-5 Term Loan Commitment” means, as to each Euro Tranche C-5 Term Loan Lender, its obligation to make Euro Tranche C-5 Term Loans to the Euro Tranche C-5 Term Loan Borrowers (i) pursuant to Amendment No. 7 on the Amendment No. 7 Funding Date in an aggregate principal amount not to exceed the amount set forth opposite such Lender’s name on its signature page thereto under the caption “Euro Tranche Term Loan Commitment”, (ii) in the Assignment and Assumption pursuant to which such Lender becomes a party hereto and (iii) pursuant to Section 2.14 in an aggregate principal amount at any one time outstanding not to exceed the amount agreed to by such Lender in compliance with Section 2.14, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate amount of Euro Tranche C-5 Term Loan Commitments on the Amendment No. 7 Funding Date was €650,000,000.
“Euro Tranche C-5 Term Loan Facility” has the meaning specified in the definition of “Facility”.
“Euro Tranche C-5 Term Loan Lender” means, at any time, any Lender that has a Euro Tranche C-5 Term Loan Commitment or an outstanding Euro Tranche C-5 Term Loan at such time.
“Pro Rata Euro Tranche C-5 Share” means, with respect to each Euro Tranche C-5 Term Loan Lender at any time, a percentage (carried out to the ninth decimal place) of the principal amount of the Euro Tranche C-5 Term Loan funded by such Euro Tranche C-5 Term Loan Lender. The initial Pro Rata Euro Tranche C-5 Share of each Euro Tranche C-5 Term Loan Lender is set forth opposite the name of such Lender on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Euro Tranche C-5 Term Loan Lender becomes a party hereto, as applicable.
“Pro Rata Tranche B-6 Share” means, with respect to each Tranche B-6 Term Loan Lender at any time, a percentage (carried out to the ninth decimal place) of the principal amount of the Tranche B-6 Term Loan funded by such Tranche B-6 Term Loan Lender. The initial Pro Rata Tranche B-6 Share of each Tranche B-6 Term

Loan Lender is set forth opposite the name of such Lender on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Tranche B-6 Term Loan Lender becomes a party hereto, as applicable.
“Tranche B-6 Maturity Date” means June 7, 2023; provided, that if, on or prior to the Springing Maturity Date, the 2022 Senior Notes have not been prepaid, redeemed or otherwise retired in full and/or refinanced in full with the proceeds of any indebtedness permitted under the terms of this Agreement that constitutes Permitted Refinancing Indebtedness and that does not mature, and has no mandatory redemption or mandatory offers to purchase (other than customary offers to repurchase resulting from asset sales or a change in control or a fundamental change in the case of convertible indebtedness or purchases which may be made in equity), in each case, earlier than the date that is 91 days after June 7, 2023, then the “Tranche B-6 Maturity Date” shall be the Springing Maturity Date.
“Tranche B-6 Repayment Date” has the meaning specified in Section 2.07.
“Tranche B-6 Term Loan” has the meaning specified in Section 2.01.
“Tranche B-6 Term Loan Borrowers” means PSP and MacDermid.
“Tranche B-6 Term Loan Commitment” means, as to each Tranche B-6 Term Loan Lender, its obligation to make Tranche B-6 Term Loans to the Tranche B-6 Term Loan Borrowers (i) pursuant to Section 2.01 in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Tranche B-6 Term Loan Lender’s name on Schedule 2.01 under the caption “Tranche B-6 Term Loan Commitment”, (ii) in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, and (iii) pursuant to Section 2.14 in an aggregate principal amount at any one time outstanding not to exceed the amount agreed to by such Tranche B-6 Term Loan Lender in compliance with Section 2.14, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate amount of Tranche B-6 Term Loan Commitments on the Amendment No. 7 Funding Date is $1,231,000,000.
“Tranche B-6 Term Loan Facility” has the meaning specified in the definition of “Facility”.
“Tranche B-6 Term Loan Lender” means, at any time, any Lender that has a Tranche B-6 Term Loan Commitment or an outstanding Tranche B-6 Term Loan at such time.
(x)Section 2.01 of the Credit Agreement is hereby amended by amending and restating such section in its entirety as follows:
“2.01     The Loans. Subject to the terms and conditions set forth herein, (i) each Tranche B Term Loan Lender severally agrees to make term loans (each such loan, a “Tranche B Term Loan”) to any Tranche B Term Loan Borrower on the Closing Date in Dollars in an aggregate amount of up to such Tranche B Term Loan Lender’s Tranche B Term Loan Commitment, (ii) each Tranche B-2 Term Loan Lender severally agrees to make term loans (each such loan, a “Tranche B-2 Term Loan”) to any Tranche B-2 Term Loan Borrower on the Amendment No. 3 Funding Date in Dollars in an aggregate amount of up to such Tranche B-2 Term Loan Lender’s Tranche B-2 Term Loan Commitment, (iii) each Tranche B-3 Term Loan Lender severally agrees to make term loans (each such loan, a “Tranche B-3 Term Loan”) to any Tranche B-3 Term Loan Borrower on the Amendment No. 4 Funding Date in Dollars in an aggregate amount of up to such Tranche B-3 Term Loan Lender’s Tranche B-3 Term Loan Commitment, (iv) each Tranche B-4 Term Loan Lender severally agrees to make term loans (each such loan, a “Tranche B-4 Term Loan”) to any Tranche B-4 Term Loan Borrower on the Amendment No. 5 Funding Date in Dollars in an aggregate amount of up to such Tranche B-4 Term Loan Lender’s Tranche B-4 Term Loan Commitment, (v) each Tranche B-5 Term Loan Lender severally agrees to make term loans (each such loan, a “Tranche B-5 Term Loan”) to any Tranche B-5 Term Loan Borrower on the Amendment No. 6 Funding Date in Dollars in an aggregate amount of up to such Tranche B-5 Term Loan Lender’s Tranche B-5 Term Loan Commitment, (vi) each Tranche B-6 Term Loan Lender severally agrees to make term loans (each such loan, a “Tranche B-6 Term Loan”) to any Tranche B-6 Term Loan Borrower on the Amendment No. 7 Funding Date in Dollars in an aggregate amount of up to such Tranche B-6 Term Loan Lender’s Tranche B-6 Term Loan Commitment, (vii) each Euro Tranche C-1 Term Loan Lender severally agrees to make term loans (each such loan, a “Euro Tranche C-1 Term Loan”) to any Euro Tranche C-1 Term Loan Borrower on the Amendment No. 2 Funding Date and the Amendment No. 3 Funding Date, as applicable, in Euros in an aggregate amount of up to such Euro Tranche C-1 Term Loan Lender’s Euro Tranche C-1 Term Loan Commitment, (viii) each Euro Tranche C-2 Term Loan Lender severally agrees to make term loans (each such loan, a “Euro Tranche C-2 Term Loan”) to any Euro Tranche C-2 Term Loan Borrower on the Amendment No. 4 Funding Date in Euros in an aggregate amount of up to such Euro Tranche C-2 Term Loan Lender’s Euro Tranche C-2 Term Loan Commitment, (ix) each Euro Tranche C-3 Term Loan Lender severally agrees to make term loans (each such loan, a “Euro Tranche C-3 Term Loan”) to any Euro Tranche C-3 Term Loan Borrower on the Amendment No. 5 Funding Date in Euros in an aggregate amount of up to such Euro Tranche C-3 Term Loan Lender’s Euro Tranche C-3 Term Loan Commitment, (x) each Euro Tranche C-4 Term Loan Lender severally agrees to make term loans (each such loan, a “Euro Tranche C-4 Term Loan”) to any Euro Tranche C-4 Term Loan Borrower on the Amendment No. 6 Funding Date in Euros in an aggregate amount of up to such Euro Tranche C-4 Term Loan Lender’s Euro Tranche C-4 Term Loan Commitment and (xi) each Euro Tranche C-5 Term Loan Lender severally agrees to make term loans (each such loan, a “Euro Tranche C-5 Term Loan”) to any Euro Tranche C-5 Term Loan Borrower on the Amendment No. 7 Funding Date in Euros in an aggregate amount of up to such Euro Tranche C-5 Term Loan Lender’s Euro Tranche C-5 Term Loan Commitment. Amounts repaid or prepaid in respect of Term Loans may not be reborrowed. Tranche B Term Loans, Tranche B-2 Term Loans, Tranche B-3 Term Loans, Tranche B-4 Term Loans, Tranche B-5 Term Loans and Tranche B-6 Term Loans may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein. Subject to the terms and conditions set forth herein, (i) each Initial Dollar Revolving Lender severally agrees to make revolving loans (each such loan, an “Initial Dollar Revolving Credit Loan”) in Dollars to each Revolving Credit Borrower from time to time, on any Business Day during the Initial Availability Period, in an aggregate amount of up to, at any time outstanding, the amount of such Lender’s Initial Dollar Revolving Credit Commitment, (ii) each Initial Multicurrency Revolving Lender severally agrees to make revolving loans (each such loan, an “Initial Multicurrency Revolving Credit Loan”) in Dollars or an Alternative Currency to each Revolving Credit Borrower from time to time, on any Business Day during the Initial Availability Period, in an aggregate amount of up to, at any time outstanding, the amount of such Lender’s Initial Multicurrency Revolving Credit Commitment, (iii) each Amendment No. 4 Extended Dollar Revolving Lender severally agrees to make revolving loans (each such loan, an “Amendment No. 4 Extended Dollar Revolving Credit Loan”) in Dollars to each Revolving Credit Borrower from time to time, on any Business Day during the Amendment No. 4 Extended Availability Period, in an aggregate amount of up to, at any time outstanding, the amount of such Lender’s Amendment No. 4 Extended Dollar Revolving Credit Commitment and (iv) each Amendment No. 4 Extended Multicurrency Revolving Lender severally agrees to make revolving loans (each such loan, an “Amendment No. 4 Extended Multicurrency Revolving Credit Loan”) in Dollars or an Alternative Currency to each Revolving Credit Borrower from time to time, on any Business Day during the Amendment No. 4 Extended Availability Period, in an aggregate amount of up to, at any time outstanding, the amount of such Lender’s Amendment No. 4 Extended Multicurrency Revolving Credit Commitment; provided further, however, that (1) after giving effect to any Dollar Revolving Credit Borrowing, (i) the aggregate Outstanding Amount of all Dollar Revolving Credit Loans and L/C Obligations shall not exceed the Aggregate Dollar Revolving Credit Commitments and (ii) the aggregate Outstanding Amount of the Dollar Revolving Credit Loans of any Dollar Revolving Lender plus such Dollar Revolving Lender’s Pro Rata Dollar Share of an amount equal to the aggregate Outstanding Amount of all L/C Obligations shall not exceed such Dollar Revolving Lender’s Dollar Revolving Credit Commitment, (2) after giving effect to any Multicurrency Revolving Credit Borrowing, (i) the aggregate Outstanding Amount of all Multicurrency Revolving Credit Loans shall not exceed the Aggregate Multicurrency Revolving Credit Commitments and (ii) the aggregate Outstanding Amount of the Multicurrency Revolving Credit Loans of any Multicurrency Revolving Lender shall not exceed such Multicurrency Revolving Lender’s Multicurrency Revolving Credit Commitment, (3) after giving effect to any Revolving Credit Borrowing, the Total Outstandings shall not exceed the Total Revolving Credit Commitments and (4) the aggregate principal amount of New Dollar Revolving Credit Loans and New Multicurrency Revolving Credit Loans made on the Amendment No. 4 Funding Date shall not exceed $120,000,000. Within the limits of each Lender’s Revolving Credit Commitment, and subject to the other terms and conditions hereof, the Revolving Credit Borrowers may borrow under this Section 2.01, prepay under Section 2.05, and reborrow under this Section 2.01. Revolving Credit Loans may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein. Each Dollar Revolving Credit Borrowing (including any deemed Dollar Revolving Credit Borrowings made pursuant to Section 2.03) shall be allocated pro rata among the outstanding Tranches of Dollar Revolving Credit Commitments and each Multicurrency Revolving Credit Borrowing shall be allocated pro rata among the outstanding Tranches of Multicurrency Revolving Credit Commitments. For the avoidance of doubt, prior to the Initial Revolving Credit Maturity Date, (x) all borrowings of Dollar Revolving Credit Loans under this Section 2.01 shall be made pro rata between the Initial Dollar Revolving Credit Facility and the Amendment No. 4 Extended Dollar Revolving Credit Facility in proportion to the respective Dollar Revolving Credit Commitments under each such Dollar Revolving Credit Facility and (y) all borrowings of Multicurrency Revolving Credit Loans under this Section 2.01 shall be made pro rata between the Initial Multicurrency Revolving Credit Facility and the Amendment No. 4 Extended Revolving Credit Facility in proportion to the respective Multicurrency Revolving Credit Commitments under each such Multicurrency Revolving Credit Facility. For the avoidance of doubt, any Multicurrency Revolving Credit Loans denominated in an Alternative Currency shall only be permitted to be borrowed as Eurocurrency Rate Loans.”
(y)Schedule 2.01 to the Credit Agreement is hereby amended and restated in its entirety in the form attached hereto as Exhibit A.
(z)Section 2.02(c) of the Credit Agreement is hereby amended by amending and restating the last sentence of such section in its entirety as follows:
“No Interest Period may be selected for any Eurocurrency Rate Term Borrowing that would end later than the Tranche B-5 Repayment Date, Tranche B-6 Repayment Date, Euro Tranche C-4 Repayment Date, Euro Tranche C-5 Repayment Date or applicable repayment date for any New Term Loans occurring on or after the first day of such Interest Period if, after giving effect to such selection, the aggregate outstanding amount of (i) the Eurocurrency Rate Term Borrowings with Interest Periods ending on or prior to such repayment date and (B) the Base Rate Term Borrowings would not be at least equal to the principal amount of Term Borrowings to be paid on such repayment date.”
(aa)Section 2.05(a)(iv) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“In the event that, (A) on or prior to six months after the Amendment No. 6 Funding Date, any Borrower (x) prepays, refinances, substitutes or replaces any Tranche B-5 Term Loans or Euro Tranche C-4 Term Loans in connection with a Repricing Transaction (including, for avoidance of doubt, any prepayment made pursuant to Section 2.05(b)(iv) that constitutes a Repricing Transaction), or (y) effects any amendment of this Agreement resulting in a Repricing Transaction with respect to the Tranche B-5 Term Loans or Euro Tranche C-4 Term Loans, as applicable, the Borrowers shall pay to the Administrative Agent, for the ratable account of each of the applicable Lenders, (I) in the case of clause (x), a prepayment premium of 1.00% of the aggregate principal amount of the Tranche B-5 Term Loans or Euro Tranche C-4 Term Loans so prepaid, refinanced, substituted or replaced and (II) in the case of clause (y), a fee equal to 1.00% of the aggregate principal amount of the applicable Tranche B-5 Term Loans or Euro Tranche C-4 Term Loans outstanding immediately prior to such amendment and (B) on or prior to six months after the Amendment No. 7 Funding Date, any Borrower (x) prepays, refinances, substitutes or replaces any Tranche B-6 Term Loans or Euro Tranche C-5 Term Loans in connection with a Repricing Transaction (including, for avoidance of doubt, any prepayment made pursuant to Section 2.05(b)(iv) that constitutes a Repricing Transaction), or (y) effects any amendment of this Agreement resulting in a Repricing Transaction with respect to the Tranche B-6 Term Loans or Euro Tranche C-5 Term Loans, as applicable, the Borrowers shall pay to the Administrative Agent, for the ratable account of each of the applicable Lenders, (I) in the case of clause (x), a prepayment premium of 1.00% of the aggregate principal amount of the Tranche B-6 Term Loans or Euro Tranche C-5 Term Loans so prepaid, refinanced, substituted or replaced and (II) in the case of clause (y), a fee equal to 1.00% of the aggregate principal amount of the applicable Tranche B-6 Term Loans or Euro Tranche C-5 Term Loans outstanding immediately prior to such amendment. Such amounts shall be due and payable on the date of effectiveness of such Repricing Transaction. As a condition to effectiveness of any assignment pursuant to the parenthetical set forth in the first sentence of Section 11.15 in respect of any amendment of this Agreement effective (A) on or prior to six months after the Amendment No. 6 Funding Date resulting in a Repricing Transaction, the Borrowers shall pay to the applicable non-consenting Lender a premium equal to the premium that would apply if such Lender’s Tranche B-5 Term Loans or Euro Tranche C-4 Term Loans being assigned were being prepaid and subject to the premium set forth in this Section for such Tranche B-5 Term Loans or Euro Tranche C-4 Term Loans, as applicable, and (B) on or prior to six months after the Amendment No. 7 Funding Date resulting in a Repricing Transaction, the Borrowers shall pay to the applicable non-consenting Lender a premium equal to the premium that would apply if such Lender’s Tranche B-6 Term Loans or Euro Tranche C-5 Term Loans being assigned were being prepaid and subject to the premium set forth in this Section for such Tranche B-6 Term Loans or Euro Tranche C-5 Term Loans, as applicable.”
(bb)    Section 2.06(b)(i) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(i)    Unless previously terminated in accordance with the terms hereof, (i) the Tranche B-5 Term Loan Commitments shall automatically terminate at 5:00 p.m. on the Amendment No. 6 Funding Date, (ii) the Tranche B-6 Term Loan Commitments shall automatically terminate at 5.00 p.m. on the Amendment No. 7 Funding Date, (iii) the Euro Tranche C-4 Term Loan Commitments shall automatically terminate at 5.00 p.m. on the Amendment No. 6 Funding Date, (iv) the Euro Tranche C-5 Term Loan Commitments shall automatically terminate at 5.00 p.m. on the Amendment No. 7 Funding Date, (v) the Initial Revolving Credit Commitments shall automatically terminate on the Initial Revolving Credit Maturity Date, (vi) the Amendment No. 4 Extended Revolving Credit Commitments and the Letter of Credit Commitment shall automatically terminate on the Amendment No. 4 Extended Revolving Credit Maturity Date and (vii) the Commitments in respect of any Tranche of New Term Loans shall automatically terminate on the maturity date set forth in the applicable Incremental Amendment or other document reasonably satisfactory to the Administrative Agent, the applicable Borrower(s) and such New Term Loan Lenders.”
(cc)    Section 2.06(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(c)    Application of Commitment Reductions; Payment of Fees. The Administrative Agent will promptly notify the Lenders of any termination or reduction of the unused portions of the Letter of Credit Sublimit, the unused Dollar Revolving Credit Commitments, the unused Multicurrency Revolving Credit Commitments, the unused Tranche B-5 Term Loan Commitments, the unused Tranche B-6 Term Loan Commitments, the unused Euro Tranche C-4 Term Loan Commitments or the unused Euro Tranche C-5 Term Loan Commitments under this Section 2.06. Upon any reduction of unused Dollar Revolving Credit Commitments, unused Multicurrency Revolving Credit Commitments, unused Tranche B-5 Term Loan Commitments, unused Tranche B-6 Term Loan Commitments, unused Euro Tranche C-4 Term Loan Commitments, unused Euro Tranche C-5 Term Loan Commitments, the Dollar Revolving Credit Commitments, Multicurrency Revolving Credit Commitments, Tranche B-5 Term Loan Commitments, Tranche B-6 Term Loan Commitments, Euro Tranche C-4 Term Loan Commitments or Euro Tranche C-5 Term Loan Commitments, as applicable, of each Lender shall be reduced by such Lender’s Pro Rata Share of the amount by which the applicable Facility is reduced. Optional reductions of the unused Dollar Revolving Credit Commitments shall be made on a pro rata basis among the outstanding Tranches of Dollar Revolving Credit Commitments and optional reductions of the unused Multicurrency Revolving Credit Commitments shall be made on a pro rata basis among the outstanding Tranches of Multicurrency Revolving Credit Commitments. All Commitment Fees accrued until the effective date of any termination of the Total Revolving Credit Commitments shall be paid on the effective date of such termination.”
(dd)    Sections 2.07(a)(vi) and (vii) of the Credit Agreement are hereby deleted in their entirety and replaced with the word “Reserved”.
(ee)    Section 2.07(a) of the Credit Agreement is hereby further amended by adding the following Section 2.07(a)(x) and Section 2.07(a)(xi) in their entirety:
“(x)    Tranche B-6 Term Loans. On each date set forth below, or if any such date is not a Business Day, on the next preceding Business Day (each such date being called a “Tranche B-6 Repayment Date”), the Tranche B-6 Term Loan Borrowers shall pay to the Administrative Agent, for the account of the Tranche

B-6 Term Loan Lenders, a principal amount of the Tranche B-6 Term Loans (as adjusted from time to time pursuant to Sections 2.05 and 2.06(b)) equal to the amount set forth below for such date:

Tranche B-6 Repayment Date	Amount
June 30, 2017	$3,077,500.00
September 30, 2017	$3,077,500.00
December 31, 2017	$3,077,500.00
March 31, 2018	$3,077,500.00
June 30, 2018	$3,077,500.00
September 30, 2018	$3,077,500.00
December 31, 2018	$3,077,500.00
March 31, 2019	$3,077,500.00
June 30, 2019	$3,077,500.00
September 30, 2019	$3,077,500.00
December 31, 2019	$3,077,500.00
March 31, 2020	$3,077,500.00
June 30, 2020	$3,077,500.00
September 30, 2020	$3,077,500.00
December 31, 2020	$3,077,500.00
March 31, 2021	$3,077,500.00
June 30, 2021	$3,077,500.00
September 30, 2021	$3,077,500.00
December 31, 2021	$3,077,500.00
March 31, 2022	$3,077,500.00
June 30, 2022	$3,077,500.00
September 30, 2022	$3,077,500.00
December 31, 2022	$3,077,500.00
March 31, 2023	$3,077,500.00
Tranche B-6 Maturity Date	Remainder
To the extent not previously paid, prepaid, refinanced, substituted or replaced, all Tranche B-6 Term Loans shall be due and payable on the Tranche B-6 Maturity Date, together with accrued and unpaid interest and fees on the principal amount to be paid up to but excluding the date of payment. All repayments pursuant to this Section 2.07(a) shall be subject to Section 3.05, but shall otherwise be without premium or penalty.”
“(xi)    Euro Tranche C-5 Term Loans. On each date set forth below, or if any such date is not a Business Day, on the next preceding Business Day (each such date being called a “Euro Tranche C-5 Repayment Date”), the Euro Tranche C-5 Term Loan Borrowers shall pay to the Administrative Agent, for the account of the Euro Tranche C-5 Term Loan Lenders, a principal amount of the Euro Tranche C-5 Term Loans (as adjusted from time to time pursuant to Sections 2.05 and 2.06(b)) equal to the amount set forth below for such date:

Euro Tranche C-5 Repayment Date	Amount
June 30, 2017	€1,625,000.00
September 30, 2017	€1,625,000.00
December 31, 2017	€1,625,000.00
March 31, 2018	€1,625,000.00
June 30, 2018	€1,625,000.00
September 30, 2018	€1,625,000.00
December 31, 2018	€1,625,000.00
March 31, 2019	€1,625,000.00
June 30, 2019	€1,625,000.00
September 30, 2019	€1,625,000.00
December 31, 2019	€1,625,000.00
March 31, 2020	€1,625,000.00
June 30, 2020	€1,625,000.00
September 30, 2020	€1,625,000.00
December 31, 2020	€1,625,000.00
March 31, 2021	€1,625,000.00
June 30, 2021	€1,625,000.00
September 30, 2021	€1,625,000.00
December 31, 2021	€1,625,000.00
March 31, 2022	€1,625,000.00
June 30, 2022	€1,625,000.00
September 30, 2022	€1,625,000.00
December 31, 2022	€1,625,000.00
March 31, 2023	€1,625,000.00
Euro Tranche C-5 Maturity Date	Remainder
To the extent not previously paid, prepaid, refinanced, substituted or replaced, all Euro Tranche C-5 Term Loans shall be due and payable on the Euro Tranche C-5 Maturity Date, together with accrued and unpaid interest and fees on the principal amount to be paid up to but excluding the date of payment. All repayments pursuant to this Section 2.07(a) shall be subject to Section 3.05, but shall otherwise be without premium or penalty.”
(ff)    Section 2.14(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“The terms and provisions of any Incremental Term Loans shall be, if such Incremental Term Loans are not Tranche B-5 Term Loans, Tranche B-6 Term Loans, Euro Tranche C-4 Term Loans or Euro Tranche C-5 Term Loans, except as otherwise set forth herein or in the joinder agreement set forth in clause (a) above, identical to the Tranche B-5 Term Loans, Tranche B-6 Term Loans, Euro Tranche C-4 Term Loans or Euro Tranche C-5 Term Loans, as applicable; provided that, (i) the weighted average life to maturity of any New Term Loan Facility shall be no shorter than the weighted average life to maturity of the Term Loans, (ii) the final maturity date of with respect to any New Term Loans shall be no shorter than the Latest Maturity Date, (iii) if the initial yield on any New Term Loans (as determined by the Administrative Agent to be equal to the sum of (x) the Applicable Rate in effect for the Eurocurrency Rate for such New Term Loans and (y) if the New Term Loans are initially made at a discount or the Lenders making the same receive a fee directly or indirectly from PSP or any of its Restricted Subsidiaries for doing so (the amount of such fee, expressed as a percentage of the Incremental Term Loans, being referred to herein as “OID”), the amount of such OID divided by the lesser of (A) the average life to maturity of such New Term Loans and (B) four) exceeds by more than

50 basis points (the amount of such excess above 50 basis points being referred to herein as the “Yield Differential”) the Applicable Rate then in effect for any Eurocurrency Rate Term Loans, then the Applicable Rate then in effect for Term Loans shall automatically be increased by the Yield Differential, effective upon the making of the New Term Loans (and if the Eurocurrency Rate margins on the New Term Loans are subject to a leveraged-based pricing grid, appropriate increases to the other Applicable Rates for the Term Loans, consistent with the foregoing, shall be made) (for the avoidance of doubt, it is understood and agreed that the foregoing calculation shall be made, on any Increased Amount Date on which Incremental Term Facilities denominated in both Dollars and Euros are established, by comparing (x) the initial yield on the Incremental Term Loans denominated in Dollars made on such Increased Amount Date to the Applicable Rate then in effect for the outstanding Term Loans denominated in Dollars made prior to such Increased Amount Date and (y) the initial yield on the Incremental Term Loans denominated in Euros made on such Increased Amount Date to the Applicable Rate then in effect for the outstanding Term Loans denominated in Euros made prior to such Increased Amount Date), (iv) any New Term Loan Facility shall rank pari passu or junior in right of payment and pari passu or junior with respect to security with the Term Loans or may be unsecured (and to the extent subordinated in right of payment or security, shall be subject to intercreditor arrangements reasonably satisfactory to the Administrative Agent); provided, that, in the event the New Term Loan Facility is incurred by a Foreign Subsidiary of PSP, such New Term Loan Facility shall be permitted to be secured by assets in accordance with the Agreed Security Principles and otherwise described in Section 7.12 which assets may or may not also secure other Tranches of Term Loans. Each joinder agreement referred to in clause (a) above may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the opinion of the Administrative Agent, to effect the provision of this Section 2.14.”
(gg)    Section 2.14(e) of the Credit Agreement is hereby amended by amending and restating the first sentence thereof in its entirety as follows:
“Each of the parties hereto hereby agrees that the Administrative Agent may take any and all action as may be reasonably necessary to ensure that all Incremental Loans that are to be additional Tranche B-5 Term Loans, Tranche B-6 Term Loans, Euro Tranche C-4 Term Loans, Euro Tranche C-5 Term Loans, Multicurrency Revolving Credit Loans or Dollar Revolving Credit Loans, as applicable, and when originally made, are included in each Borrowing of outstanding Tranche B-5 Term Loans, Tranche B-6 Term Loans, Euro Tranche C-4 Term Loans, Euro Tranche C-5 Term Loans, Multicurrency Revolving Credit Loans or Dollar Revolving Credit Loans, as applicable, on a pro rata basis.”
(hh)    Section 2.14(e) of the Credit Agreement is hereby amended by amending and restating the last sentence thereof in its entirety as follows:
“In addition, to the extent any Incremental Term Loans are to be additional Tranche B-5 Term Loans, Tranche B-6 Term Loans, Euro Tranche C-4 Term Loans or Euro Tranche C-5 Term Loans, the applicable scheduled amortization payments under Section 2.07 required to be made after the making of such Incremental Term Loans shall be ratably increased by the aggregate principal amount of such Incremental Term Loans.”
(ii)    Section 2.16(a) of the Credit Agreement is hereby amended by amending and restating the proviso at the end of the third to last sentence thereof in its entirety as follows:
“provided that, notwithstanding anything to the contrary in this Section 2.16 or otherwise, assignments and participations of Extended Tranches shall be governed by the same or, at the Borrowers’ discretion, more restrictive assignment and participation provisions applicable to Tranche B-5 Term Loans, Tranche B-6 Term Loans, Euro Tranche C-4 Term Loans, Euro Tranche C-5 Term Loans or Initial Revolving Credit Commitments, as applicable, set forth in Section 11.06.”
(jj)     Section 3.08 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“3.08    Survival. All of the Borrowers’ obligations under this Article III shall survive termination of the Tranche B-5 Term Loan Commitments, the Tranche B-6 Term Loan Commitments, the Euro Tranche C-4 Term Loan Commitments, the Euro Tranche C-5 Term Loan Commitments, the Total Revolving Credit Commitments and repayment of all other Obligations hereunder.”
(kk)    Section 7.11 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“7.11    Use of Proceeds. Use the proceeds of the (i) Tranche B Term Loans incurred on the Closing Date, solely to refinance the Existing Indebtedness, to finance payment by MacDermid of the Specified Cash Distribution (as defined in the Existing First Lien Credit Agreement) and to pay fees and expenses related to the Transaction, (ii) Tranche B Term Loans and Euro Tranche C-1 Term Loans incurred on the Amendment No. 2 Funding Date solely to finance payment of the Chemtura Acquisition and to pay fees and expenses related to the Chemtura Acquisition, (iii) Tranche B Term Loans incurred on the Incremental Amendment Date solely to finance payment of the Percival Acquisition and fees and expenses relating thereto, (iv) Tranche B-2 Term Loans and Euro Tranche C-1 Term Loans incurred on the Amendment No. 3 Funding Date solely to finance payment of the Arysta LifeScience Acquisition and fees, premiums, expenses and other transaction costs relating thereto and to Amendment No. 3, (v) Tranche B-3 Term Loans and Euro Tranche C-2 Term Loans incurred on the Amendment No. 4 Funding Date solely to finance payment of the Alent Acquisition, prepayment of outstanding Indebtedness under Alent’s existing credit facility, and fees, premiums, expenses and other transaction costs relating thereto and to Amendment No. 4, (vi) Tranche B-4 Term Loans and Euro Tranche C-3 Term Loans incurred on the Amendment No. 5 Funding Date solely to refinance in whole or in part the Tranche B Term Loans, the Tranche B-2 Term Loans and the Euro Tranche C-1 Term Loans, (vii) Tranche B-5 Term Loans and Euro Tranche C-4 Term Loans incurred on the Amendment No. 6 Funding Date solely to refinance in whole or in part the Tranche B-3 Term Loans and the Euro Tranche C-2 Term Loans and (viii) Tranche B-6 Term Loans and Euro Tranche C-5 Term Loans incurred on the Amendment No. 7 Funding Date solely to refinance in whole or in part the Tranche B-4 Term Loans and the Euro Tranche C-3 Term Loans. The Revolving Credit Borrowers will use the proceeds of the Revolving Loans made (i) on the Amendment No. 3 Funding Date, to finance payment of the Arysta LifeScience Acquisition and fees, premiums, expenses and other transaction costs relating thereto and to Amendment No. 3 (with any remaining amounts borrowed to be used for general corporate purposes) in an aggregate amount not to exceed $175,000,000, (ii) on the Amendment No. 4 Funding Date, to finance payment of the Alent Acquisition and fees, premiums, expenses and other transaction costs relating thereto and to Amendment No. 4 (with any remaining amounts borrowed to be used for general corporate purposes) in an aggregate amount not to exceed $120,000,000 and (iii) thereafter, for general corporate purposes. The Revolving Credit Borrowers shall be entitled to request the issuance of Letters of Credit to support payment obligations incurred in the ordinary course of business.”
(ll)    Section 9.01(b)(ii) of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(ii) Sections 7.05, 7.09, 7.10, 7.11, 7.17 or Article VIII; provided that, any Event of Default under Section 8.10 shall not constitute an Event of Default with respect to the Tranche B-5 Term Loan Facility, the Tranche B-6 Term Loan Facility, Euro Tranche C-4 Term Loan Facility, Euro Tranche C-5 Term Loan Facility or any New Term Loan Facility until the earlier of (x) the date that is 30 days after the date such Event of Default arises with respect to the Revolving Credit Facility and (y) the date on which the Administrative Agent or the Revolving Credit Lenders exercise any remedies with respect to the Revolving Credit Facility in accordance with Section 9.02 and provided further that any Event of Default under Section 8.10 may be waived, amended or otherwise modified from time to time pursuant to clause (i) of Section 11.01;”
(mm)    Section 11.24 of the Credit Agreement is hereby amended by (i) adding the words “, Tranche B-6 Term Loan Borrower” after the words “Tranche B-5 Term Loan Borrower”, (ii) adding the words “, Tranche B-6 Term Loan Borrowers” after the words “Tranche B-5 Term Loan Borrowers” and (iii) deleting the words “Tranche B-4 Term Loan Borrower” and “Tranche B-4 Term Loan Borrowers”, in each of the foregoing cases, in each clause in such Section.

(nn)    Section 11.25(a) of the Credit Agreement is hereby amended by deleting the words “governed by Netherlands law”.
(oo)    Section 11.27 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Section 11.27 Euro Tranche C-5 Term Loan Co-Borrowers.
(a)Joint and Several Liability. Subject in all cases to the Agreed Security Principles, all Obligations (as defined in this Section 11.27 below) of the Euro Tranche C-5 Term Loan Borrowers under this Agreement and the other Loan Documents shall be joint and several Obligations of each Euro Tranche C-5 Term Loan Borrower. Anything contained in this Agreement and the other Loan Documents to the contrary notwithstanding, the Obligations of each Euro Tranche C-5 Term Loan Borrower hereunder, solely to the extent that such Euro Tranche C-5 Term Loan Borrower did not receive proceeds of Loans from any borrowing thereunder, shall be limited to a maximum aggregate amount equal to the largest amount that would not render its Obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Fraudulent Transfer Laws, in each case after giving effect to all other liabilities of such Euro Tranche C-5 Term Loan Borrower, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Euro Tranche C-5 Term Loan Borrower in respect of intercompany Indebtedness to any other Loan Party or Affiliates of any other Loan Party to the extent that such Indebtedness would be discharged in an amount equal to the amount paid by such Loan Party hereunder) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation or contribution of such Euro Tranche C-5 Term Loan Borrower pursuant to (i) applicable law or (ii) any agreement providing for an equitable allocation among such Euro Tranche C-5 Term Loan Borrower and other Affiliates of any Loan Party of Obligations arising under the Guaranty by such parties.
(b)Subrogation. Until the Obligations shall have been paid in full in cash, each Euro Tranche C-5 Term Loan Borrower shall withhold exercise of any right of subrogation, contribution or any other right to enforce any remedy which it now has or may hereafter have against the other Euro Tranche C-5 Term Loan Borrower or any other guarantor of the Obligations. Each Euro Tranche C-5 Term Loan Borrower further agrees that, to the extent the waiver of its rights of subrogation, contribution and remedies as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any such rights such Euro Tranche C-5 Term Loan Borrower may have against the other Euro Tranche C-5 Term Loan Borrower, any collateral or security or any such other guarantor, shall be junior and subordinate to any rights Collateral Agent may have against the other Euro Tranche C-5 Term Loan Borrower, any such collateral or security, and any such other guarantor. The Euro Tranche C-5 Term Loan Borrowers under this Agreement and the other Loan Documents together desire to allocate among themselves, in a fair and equitable manner, their Obligations arising under this Agreement and the other Loan Documents. Accordingly, in the event any payment or distribution is made on any date by any Euro Tranche C-5 Term Loan Borrower under this Agreement and the other Loan Documents (a “Euro Tranche C-5 Funding Borrower”) that exceeds its Euro Tranche C-5 Obligation Fair Share as of such date, that Euro Tranche C-5 Funding Borrower shall be entitled to a contribution from the other Euro Tranche C-5 Term Loan Borrower in the amount of such other Euro Tranche C-5 Term Loan Borrower’s Euro Tranche C-5 Obligation Fair Share Shortfall (as defined below) as of such date, with the result that all such contributions will cause each Euro Tranche C-5 Term Loan Borrower’s Euro Tranche C-5 Obligation Aggregate Payments to equal its Euro Tranche C-5 Obligation Fair Share as of such date. “Euro Tranche C-5 Obligation Fair Share” means, with respect to a Euro Tranche C-5 Term Loan Borrower as of any date of determination, an amount equal to (i) the ratio of (x) the Euro Tranche C-5 Obligation Fair Share Contribution Amount with respect to such Euro Tranche C-5 Term Loan Borrower to (y) the aggregate of the Euro Tranche C-5 Obligation Fair Share Contribution Amounts with respect to all Euro Tranche C-5 Term Loan Borrowers, multiplied by (ii) the aggregate amount paid or distributed on or before such date by all Euro Tranche C-5 Funding Borrowers under this Agreement and the other Loan Documents in respect of the Obligations guarantied. “Euro Tranche C-5 Obligation Fair Share Shortfall” means, with respect to a Euro Tranche C-5 Term Loan Borrower as of any date of determination, the excess, if any, of the Euro Tranche C-5 Obligation Fair Share of such Euro Tranche C-5 Term Loan Borrower over the Euro Tranche C-5 Obligation Aggregate Payments of such Euro Tranche C-5 Term Loan Borrower. “Euro Tranche C-5 Obligation Fair

Share Contribution Amount” means, with respect to a Euro Tranche C-5 Term Loan Borrower as of any date of determination, the maximum aggregate amount of the Obligations of such Euro Tranche C-5 Term Loan Borrower under this Agreement and the other Loan Documents that would not render its Obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under §548 of the Bankruptcy Code, 11 U.S.C. §548, or any comparable applicable provisions of state law; provided that, solely for purposes of calculating the Euro Tranche C-5 Obligation Fair Share Contribution Amount with respect to any Euro Tranche C-5 Term Loan Borrowers for purposes of this Agreement, any assets or liabilities of such Loan Party arising by virtue of any rights to subrogation, reimbursement or indemnification or any rights to or Obligations of contribution hereunder shall not be considered as assets or liabilities of such Euro Tranche C-5 Term Loan Borrower. “Euro Tranche C-5 Obligation Aggregate Payments” means, with respect to a Euro Tranche C-5 Term Loan Borrower as of any date of determination, an amount equal to (i) the aggregate amount of all payments and distributions made on or before such date by such Euro Tranche C-5 Term Loan Borrower in respect of this Agreement and the other Loan Documents (including in respect of this Agreement) minus (ii) the aggregate amount of all payments received on or before such date by such Euro Tranche C-5 Term Loan Borrower from the other Euro Tranche C-5 Term Loan Borrowers as contributions under this Agreement. The amounts payable as contributions hereunder shall be determined as of the date on which the related payment or distribution is made by the applicable Euro Tranche C-5 Funding Borrower. The allocation among the Euro Tranche C-5 Term Loan Borrowers of their Obligations as set forth in this Agreement shall not be construed in any way to limit the liability of any Euro Tranche C-5 Term Loan Borrower hereunder or under any Loan Document.
(c)Representative of Euro Tranche C-5 Term Loan Borrowers. NAIP hereby appoints BV Borrower as its agent, attorney-in-fact and representative for the purpose of (i) making any borrowing requests or other requests required under this Agreement, (ii) the giving and receipt of notices by and to Euro Tranche C-5 Term Loan Borrowers under this Agreement, (iii) the delivery of all documents, reports, financial statements and written materials required to be delivered by the Euro Tranche C-5 Term Loan Borrowers under this Agreement, and (iv) all other purposes incidental to any of the foregoing. NAIP agrees that any action taken by BV Borrower as the agent, attorney-in-fact and representative of NAIP shall be binding upon NAIP to the same extent as if directly taken by NAIP.
(d)Allocation of Loans. All Euro Tranche C-5 Term Loans shall be made to BV Borrower as borrower unless a different allocation of such Loans as between BV Borrower and NAIP with respect to any borrowing hereunder is included in the applicable Committed Loan Notice.
(e)Obligations Absolute. Each Euro Tranche C-5 Term Loan Borrower hereby waives, for the benefit of Secured Parties: (a) any right to require any Secured Party, as a condition of payment or performance by such Euro Tranche C-5 Term Loan Borrower, to (i) proceed against any other Euro Tranche C-5 Term Loan Borrower, any guarantor (including any other Guarantor) of the Obligations or any other Person, (ii) proceed against or exhaust any security held from any other Euro Tranche C-5 Term Loan Borrower, any guarantor or any other Person, (iii) proceed against or have resort to any balance of any Deposit Account (as defined in the Pledge and Security Agreement) or credit on the books of any Secured Party in favor of any other Euro Tranche C-5 Term Loan Borrower or any other Person, or (iv) pursue any other remedy in the power of any Secured Party whatsoever; (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of any other Euro Tranche C-5 Term Loan Borrower or any Guarantor including any defense based on or arising out of the lack of validity or the unenforceability of the Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of any other Euro Tranche C-5 Term Loan Borrower or any Guarantor from any cause other than payment in full of the Obligations; (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal; (d) any defense based upon any Secured Party’s errors or omissions in the administration of the Obligations, except behavior which amounts to bad faith; (e) (i) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms hereof and any legal or equitable discharge of such Euro Tranche C-5 Term Loan Borrower’s obligations hereunder, (ii) the benefit of any statute of limitations affecting such Euro Tranche C-5 Term Loan Borrower’s liability hereunder or the enforcement hereof, (ii) any rights to set offs, recoupments and counterclaims, and (iii) promptness, diligence and any requirement that any Secured Party protect, secure, perfect or insure any security interest or lien or any property subject thereto; (f) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance hereof, notices of default hereunder or under the Treasury Management Agreements, Secured Hedge Agreements or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Obligations or any agreement related thereto, notices of any extension of credit to the Euro Tranche C-5 Term Loan Borrowers and notices of any of the matters referred to in Section 4.02 and any right to consent to any thereof; and (g) any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms hereof.
For the purposes of this Section 11.27, “Obligations” means (a) all advances to, and debts, liabilities, obligations, covenants and duties of, any Euro Tranche C-5 Term Loan Borrower or Loan Party that is a Foreign Subsidiary or Excluded Domestic Subsidiary arising under (i) any Loan Document or otherwise with respect to any Loan extended to any Euro Tranche C-5 Term Loan Borrower or any payment required to be made by any Euro Tranche C-5 Term Loan Borrower in respect of a Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising including the obligation to pay principal, interest, Letter of Credit commissions, charges, expenses, fees, attorneys’ fees and disbursements, indemnities and other amounts payable by any Euro Tranche C-5 Term Loan Borrower or Loan Party that is a Foreign Subsidiary or Excluded Domestic Subsidiary under any Loan Document and including interest and fees that accrue after the commencement by or against any Euro Tranche C-5 Term Loan Borrower or Loan Party that is a Foreign Subsidiary or Excluded Domestic Subsidiary or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding, (ii) any Secured Hedge Agreement, (iii) any Treasury Management Agreement between any such Loan Party and an Agent, an Arranger, the Bookrunner or a Lender, in each case at the time such applicable Treasury Management Agreement is entered into, or an Affiliate of any of the foregoing and (b) the obligation of any Euro Tranche C-5 Term Loan Borrower or Loan Party that is a Foreign Subsidiary or Excluded Domestic Subsidiary to reimburse any amount in respect of any of the foregoing that any Lender, in its reasonable sole discretion, may elect to pay or advance on behalf of such Loan Party. Notwithstanding anything to the contrary, the “Obligations” shall not include any Excluded Swap Obligations.
(f)The address of BV Borrower and NAIP for purposes of all notices and other communications is the address designated for all Loan Parties on Schedule 11.02 or such other address as BV Borrower or NAIP may from time to time notify the Administrative Agent in writing.”
SECTION 3.Representations and Warranties. The Borrowers and the Loan Parties party hereto represent and warrant to the Agent and the Lenders as of the Amendment No. 7 Funding Date that:
(a)The execution, delivery and performance by each Loan Party of this Amendment No. 7 or other documents executed in connection herewith to which such Person is or is to be a party, and the consummation of the transactions contemplated herein, are within such Loan Party’s corporate or other powers, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any material Lien under, or require any material payment to be made under (i) any material Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law that would adversely affect the rights of the Lenders, the Administrative Agent or the Collateral Agent under the Loan Documents.
(b)This Amendment No. 7 and each other document executed in connection herewith has been duly executed and delivered by each Loan Party that is party hereto and thereto. This Amendment No. 7 and each other document executed in connection herewith constitutes a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party hereto and thereto in accordance with its terms, except to the extent that enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).
(c)(i) Immediately before and after the Amendment No. 7 Funding Date, no Default or Event of Default has occurred and is continuing, (ii) all representations and warranties of Holdings, each Borrower and each other Loan Party contained in Article VI of the Credit Agreement or any other Loan Document are true and correct in all material respects on and as of such dates, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date; provided that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates, and (iii) if as of the Amendment No. 7 Funding Date and after giving effect thereto the aggregate Outstanding Amount of Revolving Loans and all L/C Obligations shall in the aggregate exceed 25% of the used and unused Revolving Credit Commitments, the financial covenant set forth in Section 8.10(a) of the Credit Agreement shall be satisfied, calculated at the time of the Amendment No. 7 Funding Date by looking back to the last day of the prior fiscal quarter to determine if PSP would have been in compliance with the financial covenant set forth in Section 8.10(a) of the Credit Agreement as of such fiscal quarter end as if the financial covenant had been tested for such fiscal quarter (on a Pro Forma Basis and after giving pro forma effect to the Credit Extensions made on the Amendment No. 7 Funding Date).
(d)Neither the amendment of the Credit Agreement effected on the Amendment No. 7 Funding Date pursuant to this Amendment No. 7 nor the execution, delivery, performance or effectiveness of this Amendment No. 7: (i) impairs (or will impair as of the Amendment No. 7 Funding Date) the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document (as defined in the Credit Agreement), and such Liens continue unimpaired with the same priority to secure repayment of the Obligations (as defined in the Credit Agreement), whether heretofore or hereafter incurred or (ii) requires (or will require as of the Amendment No. 7 Funding Date) that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens (other than any filings in connection with the addition of new Loan Parties and any actions contemplated by Section 7.12 and Section 7.14(b) of the Credit Agreement).
SECTION 4.Conditions to the Amendment No. 7 Funding Date. This Amendment No. 7 shall become a binding agreement of the parties hereto and the agreements set forth herein and the amendments set forth in Section 2 shall each become effective on the date (the “Amendment No. 7 Funding Date”) on which each of the following conditions is satisfied or waived:
(a)The Administrative Agent shall have received from (i) the Borrowers and the other Loan Parties party hereto, (ii) the Tranche B-6 Term Loan Lenders and (iii) the Euro Tranche C-5 Term Loan Lenders, a counterpart of this Amendment No. 7 signed on behalf of such party.
(b)The Administrative Agent shall have received a customary closing certificate from a secretary, assistant secretary or similar officer or foreign representative of each Borrower and each Loan Party that is a party hereto, in each case, certifying as to (i) resolutions duly adopted by the board of directors (or equivalent governing body) of each such Borrower and each such Loan Party authorizing the execution, delivery and performance of this Amendment No. 7 (and the Loan Documents or other documents executed in connection therewith or herewith in each case as amended on the Amendment No. 7 Funding Date), (ii) the accuracy and completeness of copies of the certificate or articles of incorporation, association or organization (or memorandum of association or other equivalent thereof) of each Loan Party party hereto certified by the relevant authority of the jurisdiction of organization of such Loan Party (to the extent relevant and available in the jurisdiction of organization of such Loan Party) and copies of the by-laws or operating, management, partnership or similar agreement (to the extent applicable and/or relevant and available in the jurisdiction of organization of such Loan Party) of each Loan Party party hereto and that such documents or agreements have not been amended (except as otherwise attached to such certificate and certified therein as being the only amendments thereto as of such date) (or, in the case of the US Borrowers and each Domestic Subsidiary, if applicable, a certification that there has been no change to the organizational documents of such entity previously delivered to the Administrative Agent on October 31, 2013, August 6, 2014, November 3, 2014, February 13, 2015, July 13, 2015, December 3, 2015, January 28, 2016, April 13, 2016, October 14, 2016 or December 6, 2016, as applicable, and that such organizational documents remain in full force and effect as of the Amendment No. 7 Funding Date), (iii) incumbency (to the extent applicable) and specimen signatures of each officer, director or authorized representative executing any Loan Document on behalf of each such Borrower and each such Loan Party and (iv) the good standing (or subsistence or existence) of each such Borrower and each such Loan Party from the Secretary of State (or similar state, province or foreign official) of the state, province or other jurisdiction of such Loan Party’s organization (to the extent relevant and available in the jurisdiction of organization of such Loan Party).
(c)The Borrowers shall have paid (i) to the Administrative Agent all reasonable out-of-pocket costs and expenses of the Administrative Agent required in connection with this Amendment No. 7 pursuant to Section 11.04 of the Credit Agreement and (ii) to the Collateral Agent and the Administrative Agent all reasonable and documented out-of-pocket costs, expenses and fees (including any payment of fees separately agreed to by PSP and the Administrative Agent) that are due on or before to the Amendment No. 7 Funding Date, including expenses associated with the arrangement, negotiation and preparation of this Amendment No. 7, and the reasonable and documented fees, disbursements and other charges of one firm of counsel, Latham & Watkins LLP, plus one local counsel in each appropriate jurisdiction.
(d)The Administrative Agent shall have received the executed legal opinions of (i) Kane Kessler P.C., counsel to the US Borrowers, and, to the limited extent New York law is applicable, the other Loan Parties party hereto, as customary for transactions of this type, and (ii) each local counsel to the Borrowers and the other Loan Parties party hereto in the jurisdictions listed on Schedule 1 hereto, as customary for transactions of this type.
(e)Each (i) Tranche B-6 Term Loan Lender shall have received, if requested at least five Business Days in advance of the Amendment No. 7 Funding Date, a Term Loan Note, payable to the order of such Tranche B-6 Term Loan Lender, duly executed by each US Borrower and (ii) Euro Tranche C-5 Term Loan Lender shall have received, if requested at least five Business Days in advance of the Amendment No. 7 Funding Date, a Term Loan Note, payable to the order of such Euro Tranche C-5 Term Loan Lender, duly executed by each Euro Tranche C-5 Borrower.
(f)The Tranche B-6 Term Loan Lenders and the Euro Tranche C-5 Term Loan Lenders shall have received at least 5 Business Days prior to the Amendment No. 7 Funding Date all documentation and other information required by bank regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including without limitation the United States PATRIOT Act relating to the Borrowers and each Loan Party party hereto, to the extent requested by such Lender at least 10 Business Days prior to the Amendment No. 7 Funding Date.
(g)The Administrative Agent shall have received a Request for Credit Extension prior to (A) (i) 12:00 noon, New York City time, one Business Day prior to the anticipated Amendment No. 7 Funding Date in the case of Base Rate Loans and (ii) 12:00 p.m., New York City time, three Business Days prior to the anticipated Amendment No. 7 Funding Date in the case of Eurocurrency Rate Loans requesting that each Tranche B-6 Term Loan Lender make the Tranche B-6 Term Loans on the requested funding date and specifying the amount to be borrowed and (B) 9:00 a.m., New York City time, three Business Days prior to the anticipated Amendment No. 7 Funding Date requesting that each Euro Tranche C-5 Term Loan Lender make the Euro Tranche C-5 Term Loans on the requested funding date and specifying the amount to be borrowed.
(h)The Administrative Agent shall have received a certificate from a financial officer of the applicable Borrowers substantially in the form attached hereto as Exhibit B, to the effect that, immediately before and after giving effect to the New Term Loan Facility, the Tranche B-6 Term Loans, the Euro Tranche C-5 Term Loans and the other transactions contemplated hereby, the Borrowers and their respective Subsidiaries, taken as a whole, are Solvent (as defined in the Credit Agreement).

(i)The Administrative Agent shall have received a completed standard “life of loan” flood hazard determination form for each Domestic Mortgaged Property, and if the property is located in an area designated by the U.S. Federal Emergency Management Agency (or any successor agency) as having special flood or mud slide hazards, (A) a notification to the Borrowers (“Borrowers’ Notice”) and (if applicable) notification to the Borrowers that flood insurance coverage under the National Flood Insurance Program (“NFIP”) created by the U.S. Congress pursuant to the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973, the National Flood Insurance Reform Act of 1994 and the Flood Insurance Reform Act of 2004 (collectively, the “Flood Laws”) is not available because the applicable community does not participate in the NFIP, (B) documentation evidencing the Borrowers’ receipt of the Borrowers’ Notice (e.g., countersigned Borrowers’ Notice, return receipt of certified U.S. Mail, or overnight delivery), and (C) if Borrowers’ Notice is required to be given and flood insurance is available in the community in which the property is located, a copy of one of the following: the flood insurance policy, the Borrowers’ application for a flood insurance policy plus proof of premium payment, a declaration page confirming that flood insurance has been issued, or such other evidence of flood insurance reasonably satisfactory to the Collateral Agent and in compliance with the Flood Laws; provided that delivery of the documents referenced in this clause (i) shall not constitute a condition precedent to the Amendment No. 7 Funding Date if the Administrative Agent and the Borrowers agree that such delivery may be made at a later date.
(j)The Administrative Agent shall have received confirmation that (i) the representations and warranties of the Loan Parties contained in Section 3 shall be true and correct in all materials respects and in all respects if any such representation or warranty is already qualified by materiality) on and as of the Amendment No. 7 Funding Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date and (ii) at the time of the Amendment No. 7 Funding Date and at the time that the new Incremental Term Loans are made (and after giving effect thereto) no Default or Event of Default shall exist.
(k)Each of Credit Suisse Securities (USA) LLC, HSBC Securities (USA) Inc., Barclays Bank PLC and Goldman Sachs Lending Partners LLC shall have received all fees due and payable by the Borrowers on the Amendment No. 7 Funding Date as separately agreed to by such parties and the Borrowers shall have paid any other fees separately agreed that are due and payable on the Amendment No. 7 Funding Date.
(l)The Administrative Agent shall have received (i) a notice of prepayment in accordance with Section 2.05(a) of the Credit Agreement, (ii) for the account of each Tranche B-4 Term Loan Lender and Euro Tranche C-3 Term Loan Lender, all accrued and unpaid interest on the Tranche B-4 Term Loans and Euro Tranche C-3 Term Loans held by such Lender up to but excluding the Amendment No. 7 Funding Date and (iii) for the account of each Tranche B-4 Term Loan Lender and Euro Tranche C-3 Term Loan Lender that does not consent to this Amendment No. 7, any loss, cost or expense due to such Lender under Section 3.05 of the Credit Agreement.
Each party hereto agrees that their respective signatures to this Amendment No. 7, once delivered, are irrevocable and may not be withdrawn. Each Lender, by delivering its signature page to this Amendment No. 7, shall be deemed to have consented to, approved and accepted each of the amendments to the Credit Agreement set forth in Section 2 hereof.
SECTION 5.Post-Closing Covenants. Each Loan Party warrants, covenants and agrees with the Administrative Agent and the Lenders that each relevant Loan Party will execute and deliver the documents and complete the tasks set forth on Schedule 2 hereto that are applicable to such Loan Party, in each case within the time limits specified on such Schedule (or such longer period as the Administrative Agent may agree in its sole discretion).
SECTION 6.Counterparts. This Amendment No. 7 and each other Loan Document may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or e-mail of an executed counterpart of a signature page to this Amendment No. 7 and each other Loan Document shall be effective as delivery of an original executed counterpart of this Amendment

No. 7 and such other Loan Document. The Administrative Agent may also require that any such documents and signatures delivered by telecopier be confirmed by a manually-signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier.
SECTION 7.Applicable Law. THIS AMENDMENT NO. 7 AND ANY OTHER LOAN DOCUMENT AND ANY DISPUTE, CLAIM OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS AMENDMENT NO. 7 OR ANY OTHER LOAN DOCUMENT (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW RULES THAT WOULD RESULT IN THE APPLICATION OF A DIFFERENT GOVERNING LAW (OTHER THAN ANY MANDATORY PROVISIONS OF THE UCC RELATING TO THE LAW GOVERNING PERFECTION AND THE EFFECT OF PERFECTION OR PRIORITY OF THE SECURITY INTERESTS).
SECTION 8.Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Amendment No. 7 and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment No. 7.
SECTION 9.Effect of Amendment.
(a)Except as expressly set forth herein, this Amendment No. 7 shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. The parties hereto expressly acknowledge that it is not their intention that this Amendment No. 7 or any of the other Loan Documents executed or delivered pursuant hereto constitute a novation of any of the obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, but a modification thereof pursuant to the terms contained herein. As of the Amendment No. 7 Funding Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment No. 7 and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment No. 7 as of the Amendment No. 7 Funding Date. This Amendment No. 7 shall constitute a Loan Document (as defined in the Credit Agreement, both before and after giving effect to the amendment thereof hereby).
(b)On the Amendment No. 7 Funding Date, (i) each Tranche B-6 Term Loan Lender, if not already a Lender immediately prior to the Amendment No. 7 Funding Date, shall, as applicable, (A) become a “Lender” and a “Term Loan Lender”, in each case, for all purposes of the Credit Agreement and the other Loan Documents and (B) have the “Tranche B-6 Term Loan Commitment” set forth on such Tranche B-6 Term Loan Lender’s signature page hereto be a “Tranche B-6 Term Loan Commitment” under the Credit Agreement and such Tranche B-6 Term Loan Lender’s Tranche B-6 Term Loans be “Tranche B-6 Term Loans” under the Credit Agreement and (ii) each Euro Tranche C-5 Term Loan Lender, if not already a Lender immediately prior to the Amendment No. 7 Funding Date, shall, as applicable, (A) become a “Lender” and a “Euro Tranche C-5 Term Loan Lender”, in each case, for all purposes of the Credit Agreement and the other Loan Documents and (B) have the “Euro Tranche C-5 Term Loan Commitment” set forth on such Euro Tranche C-5 Term Loan Lender’s signature page hereto be a “Euro Tranche C-5 Term Loan Commitment” under the Credit Agreement and such Euro Tranche C-5 Term Loan Lender’s Euro Tranche C-5 Term Loans be “Euro Tranche C-5 Term Loans” under the Credit Agreement.
(c)Except as provided herein, the Tranche B-6 Term Loans and Euro Tranche C-5 Term Loans shall be treated as Term Loans, respectively, for all purposes under the Credit Agreement, including without limitation with respect to maturity, prepayments, repayments, interest rate and other economic terms.

SECTION 10.Affirmation. Each Loan Party which is a party hereto (i) reaffirms its obligations under the Loan Documents to which it is a party, (ii) acknowledges and agrees that all of its obligations under the Pledge and Security Agreement and the other Collateral Documents to which it is party are reaffirmed and remain in full force and effect on a continuous basis, (iii) reaffirms each Lien granted by it to the Collateral Agent for the benefit of the Secured Parties and its guarantees made pursuant to the Guaranty (both before and after the Amendment No. 7 Funding Date) and (iv) confirms that its guarantee under the Guaranty and its obligations under any other Collateral Document (both before and after the Amendment No. 7 Funding Date), as applicable, shall apply to the Borrowers’ obligations under the Credit Agreement (including as amended hereby).
SECTION 11.Submission to Jurisdiction; WAIVERS OF JURY TRIAL. Section 11.16(b) and (c) of the Credit Agreement is hereby incorporated by reference herein. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING OR DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT NO. 7 OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
SECTION 12.FATCA.
(a)For purposes of determining withholding Taxes imposed under FATCA, the Borrowers and the Administrative Agent shall treat (and the Tranche B-6 Term Loan Lenders and the Euro Tranche C-5 Term Loan Lenders hereto hereby authorize the Administrative Agent to treat) the Tranche B-6 Term Loans and the Euro Tranche C-5 Term Loans as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).
(b)The Borrowers and the Administrative Agent request each Lender to provide the U.S. federal income tax documentation as required under Section 11.14 of the Credit Agreement (including documentation required under Section 11.14(c) of the Credit Agreement to allow the Borrowers and the Administrative Agent to comply with their obligations under FATCA and to determine whether such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment).
SECTION 13.Lead Arrangers. The Borrowers agree that each of Credit Suisse Securities (USA) LLC, HSBC Securities (USA) Inc., Barclays Bank PLC and Goldman Sachs Lending Partners LLC (collectively, in such capacities, the “Lead Arrangers”) (a) are hereby appointed as joint lead arrangers and bookrunners for the Tranche B-6 Term Loans and the Euro Tranche C-5 Term Loans and shall be entitled to the privileges, indemnification, immunities and other benefits afforded to the Arranger pursuant to Article X and Section 11.04 of the Credit Agreement and (b) except as otherwise agreed to in writing by the Borrowers and the Lead Arrangers, shall have no duties, responsibilities or liabilities with respect to this Amendment No. 7, the Credit Agreement or any other Loan Document.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 7 to be duly executed as of the date first above written.
MACDERMID, INCORPORATED
By: /s/ Frank Monteiro

Name:	Frank Monteiro

Title:	Chief Operating Officer and Senior Vice President
PLATFORM SPECIALTY PRODUCTS CORPORATION
By: /s/ John P. Connolly

Name:	John P. Connolly

Title:	Chief Financial Officer
MACDERMID AGRICULTURAL SOLUTIONS HOLDINGS B.V.
By: /s/ Mark Gordon Gibbens

Name:	Mark Gordon Gibbens

Title:	Authorized Signatory
NETHERLANDS AGRICULTURAL INVESTMENT PARTNERS LLC
By: /s/ Mark Gibbens

Name:	Mark Gibbens

Title:	President and Manager

[Signature Page to Amendment No. 7]

MACDERMID EUROPEAN HOLDINGS B.V.
By: /s/ Mark Gordon Gibbens

Name:	Mark Gordon Gibbens

Title:	Authorized Signatory
MACDERMID FUNDING LLC
By: /s/ Mark Gibbens

Name:	Mark Gibbens

Title:	Treasurer

[Signature Page to Amendment No. 7]

ALENT USA HOLDING, INC.
ALENT INVESTMENTS, INC.
ALENT INC.
AR MEXICAN HOLDINGS, INC.
AUTOTYPE HOLDINGS (USA) INC.
BAYPORT CHEMICAL SERVICE, INC.
CANNING GUMM, LLC
COMPUGRAPHICS U.S.A. INC.
ECHO INTERNATIONAL, INC.
EI LIQUIDATION, INC.
MACDERMID ANION, INC.
MACDERMID ACUMEN, INC.
MACDERMID AUTOTYPE INCORPORATED
MACDERMID BRAZIL, INC.
MACDERMID ENTHONE INC.
MACDERMID EUROPEAN CAPITAL INVESTMENTS I, LLC
MACDERMID EUROPEAN CAPITAL INVESTMENTS II, LLC
MACDERMID ENTHONE AMERICA LLC
MACDERMID GROUP, INC.
MACDERMID HOLDINGS, LLC
MACDERMID HOUSTON, INC.
MACDERMID INTERNATIONAL INVESTMENTS, LLC
MACDERMID INVESTMENT CORP.
MACDERMID OFFSHORE SOLUTIONS, LLC
MACDERMID OVERSEAS ASIA LIMITED
MACDERMID PRINTING SOLUTIONS ACUMEN, INC.
MACDERMID PRINTING SOLUTIONS, LLC
MACDERMID SOUTH AMERICA, INCORPORATED
MACDERMID SOUTH ATLANTIC, INCORPORATED
MACDERMID TEXAS, INC.
MACDERMID US HOLDINGS, LLC
MRD ACQUISITION CORP.
NAPP PRINTING PLATE DISTRIBUTION, INC.
NAPP SYSTEMS INC.
OMI INTERNATIONAL CORPORATION
PLATFORM DELAWARE HOLDINGS, INC.
SPECIALTY POLYMERS, INC.
W. CANNING INC.
W. CANNING USA, LLC
By: /s/ John Connolly

Name:	John Connolly

Title:	President

[Signature Page to Amendment No. 7]

DUTCH AGRICULTURAL INVESTMENT PARTNERS LLC
MACDERMID AGRICULTURAL SOLUTIONS, INC.
MACDERMID MAS LLC
By: /s/ Todd Zagorec

Name:	Todd Zagorec

Title:	Secretary
DYNACIRCUITS, LLC
By:    MacDermid, Incorporated, its member
By: /s/ Frank Monteiro

Name:	Frank Monteiro

Title:	Chief Operating Officer and Senior Vice President
By:    Echo International, Inc., its member
By: /s/ John Connolly

Name:	John Connolly

Title:	President
MACDERMID INTERNATIONAL PARTNERS
By:    MacDermid, Incorporated, its partner
By: /s/ Frank Monteiro

Name:	Frank Monteiro

Title:	Chief Operating Officer and Senior Vice President

By:    MacDermid Overseas Asia Limited, its partner
By: /s/ John Connolly

Name:	John Connolly

Title:	President

[Signature Page to Amendment No. 7]

W. CANNING LTD.
By:    MacDermid Houston, Inc., its General Partner
By: /s/ John Connolly

Name:	John Connolly

Title:	President

By:	MacDermid Texas, Inc., its Limited Partner
By: /s/ John Connolly

Name:	John Connolly

Title:	President

ARYSTA LIFESCIENCE MANAGEMENT COMPANY, LLC
By: /s/ Todd Zagorec

Name:	Todd Zagorec

Title:	Manager

ARYSTA LIFESCIENCE NA HOLDING LLC

By:	Arysta LifeScience Japan Holdings Godo Kaisha, its sole member

By:	MacDermid Agricultural Solutions, Inc., its managing member
By: /s/ Todd Zagorec

Name:	Todd Zagorec

Title:	Secretary

[Signature Page to Amendment No. 7]

ARYSTA LIFESCIENCE NORTH AMERICA, LLC

By: /s/ Rico Toft Christensen

Name:	Rico Toft Christensen

Title:	President
ROCKVILLE VENTURE, LLC
By:    MacDermid, Incorporated, its sole member
By: /s/ Frank Monteiro

Name:	Frank Monteiro

Title:	Chief Operating Officer and Senior Vice President
VERNON-ROCKVILLE VENTURE, LLC
By:    Rockville Venture, LLC, its sole member
By:    MacDermid, Incorporated, its sole member
By: /s/ Frank Monteiro

Name:	Frank Monteiro

Title:	Chief Operating Officer and Senior Vice President
ALPHA ASSEMBLY SOLUTIONS INC.
By: /s/ John Connolly

Name:	John Connolly

Title:	President
ARYSTA LIFESCIENCE AMERICA INC.
By: /s/ Toyokazu Matsumoto

Name:	Toyokazu Matsumoto

Title:	President

[Signature Page to Amendment No. 7]

MACDERMID AMERICAS ACQUISITIONS INC.
By: /s/ Scot Benson

Name:	Scot Benson
Title: Director

[Signature Page to Amendment No. 7]

MACDERMID HONG KONG LIMITED
By: /s/ Mark Gordon Gibbens

Name:	Mark Gordon Gibbens

Title:	Authorized Signatory
MACDERMID PERFORMANCE SOLUTIONS HONG KONG LIMITED
By: /s/ Frank Joseph Monteiro

Name:	Frank Joseph Monteiro

Title:	Director
ALPHA METALS CHINA HOLDINGS CO. LIMITED
By: /s/ Frank Joseph Monteiro

Name:	Frank Joseph Monteiro

Title:	Director
ALPHA METALS LIMITED
By: /s/ Frank Joseph Monteiro

Name:	Frank Joseph Monteiro

Title:	Director

ENTHONE-OMI (HONG KONG) COMPANY LIMITED
By: /s/ Frank Joseph Monteiro

Name:	Frank Joseph Monteiro

Title:	Director

[Signature Page to Amendment No. 7]

MACDERMID SINGAPORE PTE. LTD.
By: /s/ Frank Joseph Monteiro

Name:	Frank Joseph Monteiro

Title:	Director

MACDERMID AUTOTYPE PTE. LTD.
By: /s/ Mark Gordon Gibbens

Name:	Mark Gordon Gibbens

Title:	Authorized Signatory

ARYSTA LIFESCIENCE ASIA PTE. LTD.
By: /s/ Mark Gordon Gibbens

Name:	Mark Gordon Gibbens

Title:	Authorized Signatory

MACDERMID PERFORMANCE SOLUTIONS SINGAPORE PTE. LTD.
By: /s/ Frank Joseph Monteiro

Name:	Frank Joseph Monteiro

Title:	Director

MACDERMID ENTHONE SINGAPORE PTE. LTD.
By: /s/ Frank Joseph Monteiro

Name:	Frank Joseph Monteiro

Title:	Director

[Signature Page to Amendment No. 7]

BARCLAYS BANK PLC,
as Agent
By: /s/ Craig J. Malloy

Name:	Craig J. Malloy

Title:	Director

[Signature Page to Amendment No. 7]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Tranche B-6 Term Loan Lender
By: /s/ Robert Hetu

Name:	Robert Hetu

Title:	Authorized Signatory
By: /s/ Lingzi Huang

Name:	Lingzi Huang

Title:	Authorized Signatory
Tranche B-6 Term Loan Commitment: $1,231,000,000

[Signature Page to Amendment No. 7]

HSBC BANK USA, N.A., as a Euro Tranche C-5 Term Loan Lender
By: /s/ Richard Malton

Name:	Richard Malton

Title:	Director
Euro Tranche C-5 Term Loan Commitment: €650,000,000

[Signature Page to Amendment No. 7]